UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2010

BIOFIELD CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-27848	13-3703450
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

175 Strafford Avenue, Wayne, PA 19087
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (215) 972-1717

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite #206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On July 27, 2010, Biofield Corp. (the “Company”) entered into an exclusive agreement for license and transfer of intellectual property (the “IP Agreement”) with Dr. Mark L. Faupel, Ph. D. (“Dr. Faupel”).  The IP Agreement states that the Company shall pay $5,000,000 in incremental sums over the course of five years to Dr. Faupel for the exclusive rights in and to technology relating to electrical methods, apparatuses, and devices for the in vivo and in vitro screening and diagnosis of disease states (the “Licensed Technologies”).  The IP Agreement provides that the Company shall pay to Faupel $180,000 by July 30, 2011; $180,000 on or before July 30, 2012, $240,000 on or before July 30, 2013; $2,000,000 on or before July 30, 2014; $2,400,000 on or before July 30, 2015.  Upon the complete payment of the $5,000,000 by the Company to Faupel, Faupel shall take all steps necessary to transfer and assign title of the Licensed Technologies and all information relating to the development of the Licensed Technologies.

On July 27, 2010, the Company entered into an agreement for re-engineering and manufacture of new BDS device (the “BDS Agreement”) with Guided Therapeutics, Inc. (“GT”).  Under the BDS Agreement, the Company agrees to pay between $400,000 and $500,000, in incremental sums over the course of the work schedule, to GT in consideration for GT’s reasonable efforts to develop a new Biofield BDS Device (the “Work”).  Payment of the initial $250,000 by the Company to GT must be made no later than January 30, 2011.  Within sixty (60) days of the initial payment and GT’s commencement of Work, the Company shall pay an additional $125,000 to GT.  Within thirty (30) days of the scheduled inspection, the Company shall pay the balance of the monies then due to GT.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01                      Financial Statements and Exhibits

Exhibits:	Description:

10.1	Exclusive Agreement for License and Transfer of Intellectual Property between the Company andDr. Mark Faupel, Ph. D., dated July 27, 2010.

10.2	Agreement for Re-engineering and Manufacture of New BDS Device between the Company andGuided Technologies, Inc., dated July 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFIELD CORP.,

Date: August 12, 2010	By:	/s/ David Bruce Hong
David Bruce Hong
Chief Executive Officer